EXECUTION VERSION

MASTER PURCHASE AGREEMENT

by and among

Black Tusk Minerals Inc.,

Black Tusk Minerals Peru SAC,

Leonard Raymond De Melt and

Marlene Ore Lamilla

Dated as of

December 5, 2007

MASTER PURCHASE AGREEMENT

This MASTER PURCHASE AGREEMENT (this “Agreement”), dated as of December 5, 2007, is by and among Black Tusk Minerals Inc., a Nevada corporation (the “Company”), Black Tusk Minerals Peru SAC, a Peruvian corporation and a subsidiary of the Company (“Black Tusk Peru”), Leonard Raymond De Melt, an individual (the “Seller Representative”), and Marlene Ore Lamilla, an individual (“Seller”, and together with the Seller Representative, the “Seller Group”). The Company and the Seller Group are collectively referred to herein as the “Parties” and individually as a “Party.”

Recitals

WHEREAS, Seller is selling, transferring and assigning to Black Tusk Peru all of Seller’s right, title and interest in and to certain mining concessions and pediments located in the District of Huanza, Province of Huarochiri, Department of Lima, as more specifically set forth on Exhibit A attached hereto (the “Properties”), subject to a 1% net smelter royalty granted to the Seller, or her designee, pursuant to a to-be-executed Mining Concessions and Pediments Transfer Agreement, between Seller and Black Tusk Peru (the “Peru Purchase Agreement”).

WHEREAS, in further consideration for the sale and transfer of the Properties to Black Tusk Peru, the Company has agreed to issue an aggregate of 10,000,000 common shares of the Company, par value $0.001 per share (the “Consideration Shares”), to Seller (and her designees).

WHEREAS, the Parties desire to enter into this Agreement to address, among other things, the issuance of the Consideration Shares.

Agreement

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I. DEFINITIONS

“Agreement” has the meaning set forth in the Preamble.

“Black Tusk Peru” has the meaning set forth in the Preamble.

“Business Day” means any weekday Monday through Friday, excluding United States federal holidays.

“Buyer Indemnitees” has the meaning set forth in Section 9.2(a).

“Claims Notice” has the meaning set forth in Section 9.4(a).

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Company” has the meaning set forth in the Preamble.

“Consents” means any consent, approval or authorization of any Person or Governmental Entity required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

“Consideration Shares” has the meaning set forth in the Recitals.

“Environment” means soil, surface waters, groundwater, land, stream, sediments, surface or subsurface strata or ambient air.

“Environmental Law” means any law, statute, code, ordinance, regulation or rule of any Governmental Entity concerning the Environment.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Hazardous Material” means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, contaminant, petroleum or petroleum-containing materials, or radiation and radioactive materials which could give rise to any liability under any Environmental Law.

“Indemnifying Party” has the meaning set forth in Section 9.4(a).

“Indemnitee” has the meaning set forth in Section 9.4(a).

“Investor Certificate” has the meaning set forth in Section 2.3.

“Liens” means any mortgage, claim, lien, judgment, security interest, pledge, escrow, charge, right of way, easement or similar encumbrance or royalty interest (except for the 1% net smelter royalty retained by the Seller or her designee).

“Losses” has the meaning set forth in Section 9.2(a).

“Nominees” has the meaning set forth in the Preamble.

“NSR Royalty” has the meaning set forth in Section 2.1.

“Party” and/or “Parties” has the meaning set forth in the Preamble.

“Permits” means all licenses, permits, authorizations, registrations, certificates of occupancy, franchises and approvals of any nature issued by a Governmental Entity to Ore Lamilla, or otherwise obtained by Ore Lamilla from any Governmental Entity, in each case with respect to the Concessions.

“Person” means an individual, partnership, limited partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, Governmental Entity or sole proprietorship.

“Peru Purchase Agreement” has the meaning set forth in the Recitals.

“Properties” has the meaning set forth in the Recitals.

“Property Taxes” has the meaning set forth in Section 6.1(b).

“Purchase Price” has the meaning set forth in Section 2.2.

“Registration Statement” has the meaning set forth in Section 6.5.

“Seller” has the meaning set forth in the Preamble.

“Seller Group” has the meaning set forth in the Preamble.

“Seller Indemnitees” has the meaning set forth in Section 9.3(a).

“Seller Representative” has the meaning set forth in the Preamble.

“Tax” means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding, property, environmental or windfall profit tax or other tax governmental fee or like assessment or charge of any kind whatsoever, together with any interest penalties, additions to tax or additional amounts imposed by any Taxing Authority.

“Tax Returns” means all Tax returns, statements, reports and forms, information returns or reports with respect to backup withholding and other payments to third parties, and any statements and attachments thereto required to be filed with any Taxing Authority.

“Taxing Authority” means any Governmental Entity responsible for the administration or imposition of any Tax.

“Third Party Claims” has the meaning set forth in Section 9.4.

“Transfer Date” means the date on which the Properties are transferred to Black Tusk Peru pursuant to the terms and conditions of the Peru Purchase Agreement.

ARTICLE II. CONTEMPLATED TRANSACTIONS

2.1       Purchase of Properties; Issuance of Consideration Shares. Pursuant to the Peru Purchase Agreement, Seller has agreed to sell, transfer and assign to Black Tusk Peru all of her right, title and interest in and to the Properties, including any such rights which may exist over the surface properties, water, use or easements related the Properties, subject to the receipt of all required Consents and a 1% net smelter royalty granted to Seller (or her designee), as described in Annex 1 of the Peru Purchase Agreement and reproduced in English as set forth on Exhibit B attached hereto (the “NSR Royalty”). In consideration for the foregoing sale, transfer and assignment, on the Closing Date, the Company hereby agrees to issue the Consideration Shares to the Seller and her designees as set forth on Exhibit C.

2.2       Allocation of Purchase Price. The purchase price for the Properties shall be deemed to be the aggregate par value of the Consideration Shares (the “Purchase Price”). The NSR Royalty granted to Seller (or her designee) shall constitute additional consideration for the sale, transfer and assignment by Seller of the Properties. The Purchase Price shall be allocated in accordance with Section 2.3 of the Peru Purchase Agreement for Registry purposes in Peru.

2.3       U.S. Securities Law Compliance. Seller shall complete an investor certificate in the form attached hereto as Exhibit D (an “Investor Certificate”).

ARTICLE III. CLOSING AND DELIVERIES

3.1       Closing. The consummation of the transactions contemplated hereby (the “Closing”) shall take place as soon as practicable following the satisfaction or waiver of each of the conditions set forth in Article VII (other than those conditions which are to be satisfied at the Closing), or on such other date as the Parties mutually agree in writing (the “Closing Date”). All proceedings to be taken and all documents to be executed simultaneously and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

3.2       Deliveries by the Seller Group. At the Closing, the Seller Representative, on behalf of the Seller Group, shall deliver or cause to be delivered to the Company and Black Tusk Peru:

(a)       an Investor Certificate duly executed by each member of the Seller Group;

(b)	a written opinion of Peruvian counsel, dated as of the Closing

Date and addressed to the Company and Black Tusk Peru, in the form agreed to by the Company and Black Tusk Peru;

(c)       the Peru Purchase Agreement formalized into a public deed before a Peruvian Notary Public and recorded with the appropriate Governmental Entities in Peru; and

(d)       a closing certificate executed by Seller, dated as of the Closing date (i) confirming the accuracy of the representations and warranties of the Seller Group set forth in this Agreement, (ii) confirming the performance and compliance by the Seller Group with the agreements contained in this Agreement, (iii) evidencing the satisfaction of the conditions referred to in Section 7.1, and (iv) confirming that no material adverse effect has occurred with respect to the Properties or the transfer thereof to Black Tusk Peru pursuant to the Peru Purchase Agreement.

3.3       Deliveries by the Company and Black Tusk Peru. At the Closing, the Company and Black Tusk Peru shall deliver or cause to be delivered to the Seller Representative, on behalf of the Seller, a copy of the stock certificates representing the Consideration Shares issued to the Persons and in the amounts set forth on Exhibit C.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE SELLER

GROUP

Each member of the Seller Group represents and warrants, jointly and severally, to the Company and Black Tusk Peru as follows:

4.1       Authority; Binding Effect. Each member of the Seller Group has the full right, power and authority to enter into this Agreement and that this Agreement has been duly executed by such member of the Seller Group and constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms.

4.2       No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement by the members of the Seller Group does not conflict with, or constitute a breach or default under any such members’ charter or organizational documents (as applicable), any law, order, judgment or governmental rule or regulation applicable to any member of the Seller Group, or any material agreement, contract, commitment or instrument to which a member of the Seller Group is a party

4.3	Tax Matters.

(a)       Seller has filed all income Tax Returns that she was required to file and has paid all income Taxes with respect to the Properties that were required to be shown thereon as due and owing.

(b)       Seller has not waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, other than an extension of time to file a Tax Return, in each case with respect to the Properties.

(c)       No deficiencies for Taxes have been claimed or assessed against Seller with respect to the Properties by any Taxing Authority.

(d)       There are no Liens for unpaid taxes on the Properties, except for Liens for current Taxes not yet due and payable.

(e)       As of the date of this Agreement, there is no action, investigation or inquiry pending, or to the knowledge of the Seller Group threatened, or adjustment to taxes proposed, in respect to of any Tax to be assessed or collected in each case with respect to the Properties.

4.4       Title. Seller owns good title to the Properties free and clear of all Liens or any circumstance that may restrict the right or limit Seller’s right to freely dispose of the Properties. On the Transfer Date, Black Tusk Peru will acquire good and valuable title to all of the Properties, free and clear of all Liens.

4.5	Environmental Matters.

(a)       Seller is and has been in material compliance with all applicable Environmental Laws with respect to the Properties.

(b)       No Hazardous Materials are currently generated, managed, used, stored, treated, disposed of, contained, handled or located at, on, or under the Properties, except in compliance with all applicable Environmental Laws.

(c)       Seller has not, nor to the knowledge of any member of the Seller Group has any other Person, (i) released any Hazardous Material at, on, under or from the Properties or (ii) disposed of any Hazardous Materials on the Properties in a manner which could give rise to an obligation to remediate under any Environmental Law.

(d)       Seller has not received any written notice, demand, inquiry, formal or informal complaint or claim or request for information regarding any actual or alleged violation of Environmental Law or any liability or potential liability relating to the Properties, nor does Seller have any reason to expect that it will receive any such notice, demand, inquiry, complaint, claim or request for information.

4.6       Compliance with Laws. Except with respect to matters arising under Environmental Laws for which the Seller Group makes only those representations and warranties in Section 4.5 hereof, and in each case with respect to the Properties, Seller: (a) is in material compliance with all laws, rules and regulations; (b) has not received any notice of a default or violation of, and is not in default or violation of any judgment, order, writ, injunction, decree, demand or assessment issued by any Governmental Entity, court or arbitration tribunal; and (c) is not under investigation with respect to any violation of any applicable law, rule or regulation. Seller has taken all necessary action to maintain the Properties in good standing and has made all payments and fulfilled all other obligations with respect to the Properties as required by applicable law. Seller has paid all validity fees due on the Properties with the appropriate Governmental Entity in Peru.

4.7       Permits. Seller owns all of the Permits which are necessary to hold and operate the Properties and all such Permits are valid and in full force and effect. Seller has not received any notice from any Governmental Entity regarding any revocation, withdrawal, suspension, cancellation, termination or modification of any of the Permits.

4.8       Litigation. There are no claims, actions, suits, investigations or proceedings pending or threatened with against Seller with respect to the Properties before any Governmental Entity, court or arbitration tribunal. No event has occurred or circumstances exist that may give rise to or serve as a basis for any such claims, actions, suits, investigations or proceedings against Seller with respect to the Properties.

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

AND BLACK TUSK PERU

Each of the Company and Black Tusk Peru hereby represents and warrants as follows:

5.1       Organization. Each of the Company and Black Tusk Peru is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite company power and authority to own, lease and operate its assets and to carry on its business as presently conducted.

5.2       Authority; Binding Effect. Each of the Company and Black Tusk Peru has the full right, power and authority to enter into this Agreement and this Agreement has been duly executed by each of the Company and Black Tusk Peru and constitutes the legal, valid and binding obligation of each such Party, enforceable in accordance with its terms.

5.3       No Conflicts; Consents and Approvals. Each of the Company and Black Tusk Peru represents and warrants that the execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of its charter or organizational documents, any law, order, judgment or governmental rule or regulation applicable to it, or any material agreement, contract, commitment or instrument to which it is a party.

5.4       Issuance of Consideration Shares. The Consideration Shares to be issued on the Closing Date as contemplated by Section 2.1, will be issued as fully paid and non-assessable securities.

ARTICLE VI. COVENANTS OF THE PARTIES

6.1	Transfer and Property Taxes.

(a)       All sales, use, stamp, transfer, recordation and documentary Taxes and all conveyance fees, recording charges and other fees and charges (collectively, “Transfer Taxes”) which may be payable in connection with the transactions contemplated by this Agreement shall be borne by the Company. The party responsible under applicable law for filing any tax return or other documentation relating to Transfer Taxes shall file such tax return or other documentation at its own expense, and the nonfiling party shall cooperate with the filing party and join in the execution of any such tax returns and other documentation. Any Transfer Tax shall be paid by the Company unless such Transfer Tax is expressly imposed upon the Seller Group. The Company shall reimburse the Seller Group for such Transfer Taxes within thirty (30) days of receiving reasonable written evidence of payment.

(b)       Property Taxes with respect to the Properties attributable to the calendar year of the completion of the transfer under the Peru Purchase Agreement will be pro-rated as of the Transfer Date with Seller being liable for such Taxes attributable to the days in the calendar year through the day before the Transfer Date, and Black Tusk Peru being liable for such Taxes attributable to days in the calendar year including and after the Transfer Date. Proration of Property Taxes shall be made on the basis of the most recent officially certified Tax valuation and assessment for the Properties. If such valuation pertains to a Tax period other than that in which the Transfer Date occurs, such proration shall be recalculated at such time as actual Tax bills for such period are available, and the parties shall cooperate with each other in all commercially reasonable respects in connection with such recalculation and pay any sums due in consequence thereof to the party entitled to recover the same within sixty (60) days after the issuance of such actual Tax bills. For purposes of this Agreement, “Property Taxes” means ad valorem Taxes, general assessments and special assessments with respect to the Properties, if any under applicable Peruvian law.

6.2       Publicity. Except as may be required to comply with the requirements of any applicable law or the rules and regulations of any stock exchange or national market system upon which the securities of the Company are listed, no party will issue any press release or other public announcement prior to the Closing Date relating to the subject matter of this Agreement or the transactions contemplated hereby without the prior written approval (which approval will not be unreasonably withheld or delayed) of the Company, on the one hand, and the Seller Representative, on the other hand.

6.3       Responsibility to Update and Disclosure. Prior to the Closing, the Seller Representative, on behalf of the Seller Group, may deliver to the Company and Black Tusk Peru a supplement or update to the Schedules to this Agreement. In the event that such updated Schedules reflect any event, condition or circumstance occurring or arising that does not have a material adverse effect on the Properties, then prior to the Closing, the specified representations and warranties made by the Seller Group will be deemed automatically modified to reflect such event as of the date that such event occurs or arises. The delivery of any such updated Schedules pursuant to this Section 6.3 will be deemed to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of such event, condition or circumstance, and neither the Company nor Black Tusk Peru will be entitled to terminate this Agreement nor will any Buyer Indemnitee have any claim to indemnification for any such event.

6.4       Commercially Reasonable Efforts; Cooperation. Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and to obtain satisfaction or waiver of the conditions precedent to the consummation of the transactions contemplated hereby, including (a) obtaining all of the necessary actions or nonactions, waiver, Consents and approvals from Governmental Entities and the making of all filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (b) obtaining the necessary Consents from third parties, (c) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

6.5       Registration Rights and Listing. The Company shall file with the Securities and Exchange Commission a Form SB-2 registration statement (or such other form that it is eligible to use) (the “Registration Statement”) in order to register the Consideration Shares for resale and distribution under the Securities Act of 1933, as amended, as soon as practicable after the Closing Date, and use reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing date. The Company shall use reasonable efforts to register or qualify the Consideration Shares covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions as the Seller Representative, on behalf of the Seller Group, shall reasonably request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction. If applicable, the Company shall list the Consideration Shares covered by the Registration Statement with any securities exchange on which the common stock of the Company is then listed.

ARTICVLE VII. CONDITIONS TO CLOSING

7.1       Conditions to Obligations of the Company and Black Tusk Peru. The obligations of the Company and Black Tusk Peru to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (if permitted by applicable law) at or prior to the Closing of each of the following conditions:

(a)       The representations and warranties of the Seller Group set forth in this Agreement must be true and correct in all respects (without giving effect to any materiality or material adverse effect qualifications contained therein) as of the Closing Date as though made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct would not have a material adverse effect on either of the Company or Black Tusk Peru to consummate the transactions contemplated by this Agreement.

(b)       The Seller Group must have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c)       The Seller Representative must have delivered to the Company and Black Tusk Peru the items required by Section 3.2.

7.2       Conditions to Obligations of the Seller Group. The obligations of the Seller Group to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (if permitted by applicable law) at or prior to the Closing of each of the following conditions:

(a)       The representations and warranties of the Company and Black Tusk Peru set forth in this Agreement must be true and correct in all respects (without giving effect to any materiality or material adverse effect qualifications contained therein) as of the Closing Date as though made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct would not have a material adverse effect on the Seller Group to consummate the transactions contemplated by this Agreement.

(b)       The Company and Black Tusk Peru must have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

(c)       The Company and Black Tusk Peru must have delivered to the Seller Representative the items required by Section 3.3.

ARTICLE VIII. TERMINATION OF AGREEMENT

8.1       Termination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time prior to the Closing:

(a)       by the mutual written consent of the Company, Black Tusk Peru and the Seller Representative;

(b)	by the Company and Black Tusk Peru, if

(i)        the Seller Group has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect and will have failed to cure such breach within thirty (30) days following written notification thereof by the Company;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before December 31, 2007 or on such other date as may be mutually agreed to by the Company, Black Tusk and the Seller Representative; provided, that the Company and Black Tusk Peru will not be entitled to terminate this Agreement pursuant to this Section 8.1(b)(ii) if the Company’s or Black Tusk Peru’s failure to comply fully with its obligations under this Agreement has materially prevented the consummation of the transactions contemplated by this Agreement;

(iii)      a law or governmental order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would prevent the consummation of the transactions contemplated by this Agreement; or

(iv)      any of the conditions set forth in Section 7.1 will have become impossible to satisfy;

(c)	by the Seller Representative, on behalf of the Seller Group, if

(i)        the Company or Black Tusk Peru has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect and will have failed to cure such breach within thirty (30) days following written notification thereof by the Seller Representative;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before December 31, 2007 or on such other date as may be mutually agreed to by the Company, Black Tusk and the Seller Representative; provided, that De Melt will not be entitled to terminate this Agreement pursuant to this Section 8.1(c)(ii) the Seller Group’s failure to comply fully with its obligations under this Agreement has materially prevented the consummation of the transactions contemplated by this Agreement;

(iii)      a law or governmental order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would prevent the consummation of the transactions contemplated by this Agreement; or

(iv)      any of the conditions set forth in Section 7.2 will have become impossible to satisfy.

8.2       Effect of Termination. The right of termination under Section 8.1 is in addition to any other rights the Company, Black Tusk Peru or the Seller Group may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement. If this Agreement is terminated, all continuing obligations of the parties under this Agreement will terminate except that Article IX will survive indefinitely unless sooner terminated or modified by the Company, Black Tusk Peru and the Seller Representative in writing.

ARTICLE IX. REMEDIES

9.1       Survival. The representations and warranties made in Section 4.1 (Authority; Binding Effect), Section 4.2 (No Conflicts; Consents and Approvals), Section 4.4 (Title), and Article V will have no expiration date. The representations and warranties set forth in Section 4.6 (Compliance with Laws), Section 4.7 (Permits) and Section 4.8 (Litigation) shall survive for a period of one (1) year following the Closing Date. The representations and warranties set forth in Section 4.3 (Tax Matters) and Section 4.5 (Environmental Matters) shall survive until the expiration of the applicable statute of limitations. Any claims by either the Company, Black Tusk Peru or the Seller Group for fraud shall each survive until the expiration of the applicable statute of limitations. All claims made by virtue of any representations, warranties, covenants and agreements made in this Agreement shall be made exclusively under, and subject to the limitations set forth in, this Article IX.

9.2	The Seller Group’s Agreement to Indemnify.

(a)       Indemnification. Subject to the limitations, conditions and provisions set forth herein, from and after the Closing Date, each member of the Seller Group, jointly and severally, agrees to indemnify, defend and hold the Company and Black Tusk Peru harmless from and against any and all demands, claims, actions, losses, damages, liabilities, costs and expenses, including interest, penalties, reasonable costs of investigation and reasonable attorneys’ fees (collectively “Losses”), but excluding lost profits and consequential damages, asserted against or incurred by the Company, Black Tusk Peru or any of its officers, directors, shareholders, affiliates, employees and agents (the “Buyer Indemnitees”):

(i)        resulting from a breach of any representation or warranty of the Seller Group in Article IV, subject to Section 9.1; or

(ii)       resulting from a breach of any covenant of any member of the Seller Group contained in this Agreement.

(b)       Limitations of Liability. Subject to the time periods set forth in Section 9.1, the Buyer Indemnitees shall have the right to recover only those Losses recoverable under Section 9.2(a) as to which the Company or Black Tusk Peru has given to the Seller Representative written notice of its claim for indemnification. Any written notice delivered by the Company or Black Tusk Peru pursuant to this Section shall set forth with reasonable specificity (to the extent known) the basis of the claim for Losses and an estimate (to the extent known) of the amount thereof.

9.3	The Company’s and Black Tusk Peru’s Agreement to Indemnify.

(a)       Indemnification. Subject to the limitations, conditions and provisions set forth herein, from and after the Closing Date, each of the Company and Black Tusk Peru agrees to indemnify, defend and hold the Seller Group harmless from and against any and all Losses, but excluding lost profits and consequential damages, asserted against or incurred by the Seller Group or any of its respective officers, directors, shareholders, affiliates, employees and agents (the “Seller Indemnitees”):

(i)        resulting from a breach of any representation or warranty of the Company or Black Tusk Peru in Article V, subject to Section 9.1; or

(ii)       resulting from a breach of any covenant of the Company or Black Tusk Peru contained in this Agreement.

(b)       Limitations of Liability. Subject to the time periods set forth in Section 9.1, the Seller Indemnitees shall have the right to recover only those Losses recoverable under Section 9.3(a) as to which the Seller Representative, on behalf of the Seller Group, has given the Company written notice of their claim for indemnification. Any written notice delivered by the Seller Representative pursuant to this Section shall set forth with reasonable specificity (to the extent known) the basis of the claim for Losses and an estimate (to the extent known) of the amount thereof.

9.4       Third Party Claims. The right of Buyer Indemnitees, on the one hand, or Seller Indemnitees, on the other hand, to indemnification under Sections 9.2 and Section 9.3, respectively, resulting from the assertion of any demand, claim or liability by any third party (“Third Party Claims”) shall be subject to the following additional terms and conditions:

(a)       Promptly after the receipt by any Party hereto (the “Indemnitee”) of notice of a Third Party Claim, the Indemnitee shall give prompt written notice thereof (the “Claims Notice”), together with a statement of any available information regarding such Third Party Claim, to the party or parties obligated to provide indemnification under Sections 9.2 and Section 9.3 (collectively, the “Indemnifying Party”); provided, however, that any failure to give such prompt notice shall not affect the rights of the Indemnitee to indemnification under this Article IX except to the extent that such failure shall have materially prejudiced the Indemnifying Party or adversely limited such party’s defenses with respect to such Third Party Claim. The Indemnifying Party shall have the right to undertake the defense thereof by counsel of its own choosing, provided such counsel is reasonably satisfactory to the Indemnitee, if the Indemnifying Party agrees in writing (in a form reasonably acceptable to the Indemnitee) to be responsible (without reservation of any rights) for the full amount of such Third Party Claim and the Third Party Claim does not seek injunctive or other equitable relief against the Company, Black Tusk Peru or their affiliates. The Indemnitee, by counsel, may participate in such proceedings, negotiations or defense, at its own expense, but the Indemnifying Party shall retain control over such litigation except as hereinafter set forth. In all such cases, the Indemnitee shall give reasonable assistance to the Indemnifying Party.

(b)       If within fifteen days after receiving a Claims Notice, the Indemnifying Party fails to notify the Indemnitee of its intention to defend, or if the Indemnifying Party at any time notifies the Indemnitee of its decision to abandon the defense or if the Indemnifying Party fails to conduct the defense of the Third Party Claim actively and diligently, the Indemnitee shall (upon further written notice to the Indemnifying Party) have the right, at the Indemnifying Party’s expense, to undertake the defense, compromise or settlement of such Third Party Claim.

(c)       Without the prior written consent of the Indemnitee, the Indemnifying Party shall not enter into any settlement of any such Third Party Claim, if pursuant to or as a result of such settlement (i) injunctive or other equitable relief would be imposed against the Indemnitee or (ii) such settlement would impose liability or any financial or other obligation on the part of the Indemnitee for which such party is not otherwise obligated or entitled to indemnification hereunder.

9.5       Mitigation. Each Indemnitee shall make commercially reasonable efforts to mitigate any claim or liability that such Indemnitee asserts under this Article IX. In the event than an Indemnitee shall fail to make such commercially reasonable efforts to mitigate and claim or liability, then notwithstanding anything else to the contrary contained herein, the Indemnifying Party shall not be required to indemnify such Indemnitee for that portion of any Loss that could reasonably by expected to have been avoided if such Indemnitee had made such efforts.

9.6       Exclusive Remedy. Each party shall have no liability the other party with respect to any breach or nonfulfillment of any covenant or any other matter or claim relating to or arising out of this Agreement, except that with respect to any breach of, inaccuracy in, or violation of any representation or warranty or nonfulfillment of any covenant for which a right to claim indemnification is provided in this Article IX or any provision in the Peru Purchase Agreement, such claim or action under and pursuant to the terms, conditions and limitations of this Article IX and the Peru Purchase Agreement shall be the sole and exclusive right and remedy of a party seeking indemnification, and such party shall not have any other claim, cause of action, right, or remedy for such breach, inaccuracy, violation or nonfulfillment based upon this Agreement or the Peru Purchase Agreement, any provision of any federal, statement or provincial securities or other law or based upon any other cause of action arising at law or in equity; provided, however, that if for any reason a court of competent jurisdiction shall refuse to enforce this provision, and shall permit a party seeking indemnification to assert any action based other than upon the right to claim indemnification as provided in this Article IX or in the Peru Purchase Agreement, such party agrees that the amount of such other claim shall be subject to and limited by the provisions of this Article IX. The provisions of this Section shall not preclude or limit the prosecution of any action or proceeding based on fraud or prevent a party from obtaining specific performance or injunctive relief with respect to the matters contained herein.

9.7       Limitation on Damages. No Indemnitee shall, as a result of any claim pursuant to this Agreement be entitled to any (a) consequential damages of any kind including, without limitation, damages consisting of business interruption or lost profits (regardless of the characterization thereof), (b) damages computed on a multiple of revenues or earnings or projected revenues or earnings or any similar basis, or (c) punitive damages.

ARTICLE X. MISCELLANEOUS PROVISIONS

10.1	Seller Representative.

(a)       Leonard Raymond De Melt is hereby constituted and appointed as agent and attorney in fact and seller representative for and on behalf of the other members of the Seller Group and has full power and authority, on behalf of each member of the Seller Group and his, her or its successors and assigns, to (i) interpret the terms and provisions of this Agreement and the documents to be executed and delivered by the Company, Black Tusk Peru and the Seller Group in connection herewith; (ii) execute and deliver and receive deliveries of all agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with the consummation of the transactions contemplated by this Agreement; (iii) receive service of process in connection with any claims under this Agreement; (iv) agree to, negotiate, enter into settlements and compromises of, assume the defense of claims, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of the Seller Representative for the accomplishments of the foregoing; (v) give and receive notices and communications and (vi) take all actions necessary or appropriate in the judgment of the Seller Representative on behalf of the Seller Group in connection with this Agreement.

(b)       The Seller Representative shall not be liable to any member of the Seller Group for any act done or omitted under this Agreement as Seller Representative while acting in good faith, and any act taken or omitted to be taken pursuant to the advice of counsel will be conclusive evidence of such good faith. In the event that the Seller Representative fails to so act in good faith, the Seller Group, or any member of the Seller Group, may revoke its appointment of the Seller Representative as agent and attorney in fact of such member of the Seller Group; provided, that the Seller Group or such member of the Seller Group, as applicable, provides ten days’ prior written notice to the Seller Representative of the Seller Group’s or such member of the Seller Group’s, as applicable, election to revoke such appointment.

10.2     Expenses. Except as set forth in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid in the case of the Company and Black Tusk Peru, by the Company, and in the case of the Seller Group, by the Seller Group.

10.3     Amendment and Waiver. This Agreement and the Exhibits hereto may not be amended, and a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. The rights and remedies of the parties to this Agreement are cumulative and not alternative.

10.4     Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when delivered if personally delivered by hand (with written confirmation of receipt), (b) when received if sent by a nationally recognized overnight courier service (receipt requested), (c) five (5) Business Days after being mailed, if sent by first class mail, return receipt requested, or (d) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands and communications to the Company, Black Tusk Peru and the Seller Group will, unless another address is specified in writing, be sent to the address indicated below:

If to the Company or Black Tusk Peru: Black Tusk Minerals Inc. 408-1199 West Pender Street Vancouver, BC V6E 2R1 Attn: Gavin Roy, Vice President Facsimile No. (604) 681-2577
With a copy to: Dorsey & Whitney LLP 370 Seventeenth Street Suite 4700, Republic Plaza Denver, CO 80202 Attn: Kenneth Sam, Esq. Facsimile No.: (303) 629-3450

If to the members of the Seller Group to: Leonard Raymond De Melt 810 Malecon Cisneros Miraflores, Lima 18, Peru Facsimile No.: (511) 447-7851
With a copy to: ESTUDIO ALVAREZ CALDERON Abogados Av. Santa Cruz 937 Lima 18 Peru Attn: Alfonso J. Alvarez-Calderón Yrigoyen Facsimile No.: (511) 446-2408

10.5     Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any Party to this Agreement without the prior written consent of the other Parties to this Agreement. Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors and permitted assigns.

10.6     No Third-Party Beneficiaries. Nothing expressed or referred to in this Agreement confers any rights or remedies upon any Person that is not a party or permitted assign of a party to this Agreement.

10.7     Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.8     Complete Agreement. This Agreement and the Peru Purchase Agreement contains the complete agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral.

10.9     Signatures; Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be considered an original signature.

10.10   Governing Law. THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF NEVADA WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

10.11   Jurisdiction. Each of the Parties submits to the exclusive jurisdiction of any state or federal court sitting in Reno, Nevada, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding. The Parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.

10.12   Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.12.

10.13   Further Assurances. At any time or from time to time following the date of this Agreement, each Party shall, at the request of the other Party: (a) deliver or cause to be delivered to the requesting Party any records, data or other documents consistent with the provisions of this Agreement; (b) duly execute and deliver, or cause to be duly executed or delivered, all such consents, assignments, documents or further instruments of transfer or license as required by this Agreement; and (c) take or cause to be taken all such actions, in each case as the requesting Party may reasonably deem necessary in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

10.14   Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. The word “including” shall mean including without limitation and the words “include” and “includes” shall have corresponding meanings. All monetary amounts are expressed in and shall be reported, accrued and paid in United States Dollars. Each accounting term has the meaning commonly applied to it in accordance with U.S. GAAP as consistently applied. All references to “days” means calendar days unless otherwise noted. References to Sections and Articles are to Sections and Articles of this Agreement, unless otherwise specified.

[Signatures on Following Page]

            IN WITNESS WHEREOF, the Company, Black Tusk Peru and the members of the Seller Group have executed this Agreement as of the date first above written.

BLACK TUSK MINERALS INC.

By: /s/ Gavin Roy
Name: Gavin Roy
Title: Vice President

BLACK TUSK MINERALS PERU SAC

By: /s/ Jose Rodriguez
Name: Jose Rodriguez

Title: General Manager

/s/ Leonard Raymond De Melt

Leonard Raymond De Melt

/s/ Winston Saldana

Under Power of Attorney for Marlene Ore Lamilla

EXHIBIT A

PROPERTIES

Code	Name	Hectacres	Status
01-01324-07	ALTOCOCHA MINE 1	29.93	Concession
01-01327-07	ALTOCOCHA MINE 4	605.00	Concession
01-01598-07	ALTOCOCHA MINE 7	300.00	Concession
01-01597-07	ALTOCOCHA MINE 8	979.73	Concession
01-01664-07	ALTOCOCHA MINE 9	1000.00	Concession
01-04753-06	CORVINA	500.00	Concession
01-04755-06	DELFIN	200.00	Concession
01-04754-06	JOSH 1	600.00	Concession
01-01292-07	ALTOCOCHA MINE	1000.00	Pediment
01-01325-07	ALTOCOCHA MINE 2	196.77	Pediment
01-01326-07	ALTOCOCHA MINE 3	374.41	Concession
01-01328-07	ALTOCOCHA MINE 5	126.92	Concession
01-01665-07	ALTOCOCHA MINE 10	984.67	Pediment
01-01666-07	ALTOCOCHA MINE 11	500.00	Pediment
01-01667-07	ALTOCOCHA MINE 12	300.00	Pediment

EXHIBIT B

Net Smelter Return Royalty1

1

Definitions: The words and terms defined in the agreement of which this annex forms part, shall have the same meaning for the purposes of this annex, unless specified otherwise. In addition, the following definitions will also apply:

a.	“Affiliates”:

-	A company, partnership or corporation that is more than 50% owned by one of the parties hereto or is controlled by one of the parties hereto.

-	A company, partnership or holding that is owner of more than 50% of, or controls, one of the parties hereto.

-	A company, partnership or corporation that is more than 50% owned, or is controlled by, another party who, in turn, owns more than 50% or controls one of the parties hereto.

For the purposes of the definition of “control” referred to in this section, the parties hereby expressly agree that control shall mean the right to exercise, directly or indirectly, voting rights regarding the shares or interests of the controlled company which may allow the adoption by the latter of resolutions or valid decisions without requiring the attendance or participation of entities or persons who hold, directly or indirectly, additional votes. Likewise, control shall mean the holding, directly or indirectly, of the power to manage or provide for the management and the policies of the controlled company by means of the title to shares or interests, other voting securities, contracts, voting trusts or by any other means.

b.	“Agreement” shall be the Mining Concessions and Pediments Transfer Agreement of which this annex forms an integral part.

c.

“Commercial Production” shall mean the operation of a mine on the PROPERTIES or some part of the same, but it does not include testing operations at a pilot plant. It shall be deemed that Commercial Production has begun on the first day of the month following the first thirty (30) consecutive calendar days during which ore has been produced at the PROPERTIES at an average rate of not less than seventy per cent (70%) of the nominal capacity of the mining facilities.

d.

“NSR Royalty” shall mean royalty that THE ACQUIRER shall be required to pay to THE TRANSFEROR as per section 2.4 of the Agreement and that shall be calculated according to the Net Smelter Returns and as per the Agreement and this Annex. Such royalty will only be payable if Commercial Production has been initiated.

_________________________

1  This Exhibit is an English translation of Annex 1 to the Peru Purchase Agreement.

It is hereby agreed that payment of the NSR Royalty by THE ACQUIRER to the TRANSFEROR, does not include the Value Added Tax (IGV). In this sense, the amount of such IGV will be added to the NSR Royalty payment to be made by THE ACQUIRER, provided that THE TRANSFEROR will be obliged to deliver to THE ACQUIRER the corresponding invoices, issued in observance with any and all formalities required by law.

e.

“Net Smelter Returns or NSR” shall mean the net amount, including all bonuses and subsidies that a given smelter, refinery or other buyer of Products pays to THE ACQUIRER; and that will result after making the deduction of all costs, expenses and charges paid or incurred in relation to the Products after concentration thereof (regardless of whether those costs had already been deducted by the acquirer of the Products or incurred in by THE ACQUIRER).

The costs referred to in the preceding paragraph include, without the following being limitative but merely referential, smelt, treatment and refining costs (including, without limitation, metal losses, impurity penalties and sampling and arbitration services); commissions for the sale of Products and costs related to their sale.

Such costs further include all types of taxes, royalties and/or customs and tariff duties, with the exception of income or similar taxes that THE ACQUIRER is required to pay for the extraction, treatment, transportation, storage, exportation and/or sale of the Products. They also include the costs incurred for the conversion of leachable solutions into cathodes and other similar goods, in addition to the costs incurred in the storage and transportation of the Products from the PROPERTIES to the smelter, refinery and/or final market where the Products are finally placed, or between any such places; and the costs incurred in buying insurance policies or paying freight associated with the Products during transportation or storage.

f.

“Products” shall mean the ore resources extracted and recovered from the PROPERTIES, and the solutions, concentrates or cathodes obtained through leaching or solution extraction or other treatment of the ores extracted and recovered from the PROPERTIES.

The Products shall not include ores extracted outside the PROPERTIES’ area, neither solutions, concentrates nor cathodes obtained from mineralized material extracted outside the PROPERTIES’ area, whether placed in the PROPERTIES for leaching or other treatment, or conveyed to the PROPERTIES for treatment and/or storage.

2.

Date of payment of NSR Royalties: Upon initiation of Commercial Production, payment of the NSR Royalty will be made by THE ACQUIRER to THE TRANSFEROR on a quarterly basis, within fifteen (15) calendar days following the date of delivery of the NSR Royalty’s payment settlements to which the following paragraph is referred to.

2

Within the ten (10) calendar days following the beginning of each quarter, THE ACQUIRER shall deliver to THE TRANSFEROR the NSR Royalty’s payment settlements with the calculation of the NSR Royalty determined in accordance with this annex. Attached to the aforesaid settlement, THE ACQUIRER will deliver to THE TRANSFEROR copies of the minerals’ sale settlements that may correspond, as well as any other information supporting the calculation of the NSR Royalties.

3.

Method of payment: Payment of the NSR Royalties shall be made through the delivery of checks issued by THE ACQUIRER to the order of THE BENEFICIARY. The delivery of said checks will be made at the address established for those effects in the Agreement by THE BENEFICIARY. The payment of the NSR Royalties shall be deemed to have occurred upon receipt by THE TRANSFEROR of these checks.

4.

Observations to the NSR Royalty payment: THE TRANSFEROR may observe the royalty’s payment settlements prepared by THE ACQUIRER within fifteen (15) calendar days following their receipt. If THE TRANSFEROR fails to make any observations to the NSR Royalty payment settlements forwarded by THE ACQUIRER within such fifteen (15) calendar days term, such payment settlements shall be deemed to have been accepted and approved.

5.

Audit: If within the fifteen (15) days term referred to in section 4 of this annex, THE TRANSFEROR made any observations to the NSR Royalty payment settlements submitted by THE ACQUIRER, THE TRANSFEROR and THE ACQUIRER shall make their reasonable best efforts to reach an agreement regarding any differences which may have arisen between them.

If THE ACQUIRER and THE TRANSFEROR fail to reach an agreement within fifteen (15) calendar days following the date in which THE TRANSFEROR notifies its observations to THE ACQUIRER, the differences between such parties shall be submitted to a final and conclusive analysis of a titled public accountant experienced in the mining industry and that is acceptable for both parties. The expenses for the hiring of such consultant firm shall be initially assumed by THE TRANSFEROR.

The public accountant referred to in the preceding paragraph shall conduct an audit of all the documents supporting the NSR Royalty payment settlements subject to observations by THE TRANSFEROR, as well as of all such other information and/or documents as are necessary to that effect. The audit shall take place at the place to be designated by THE ACQUIRER for those effects and during the business hours of the latter.

If the audit reveals that the calculation of the NSR Royalties made by THE ACQUIRER is within a 2.5% range of the audit results, the cost of the audit shall be fully borne by THE TRANSFEROR. However, if the audit reveals that the calculation of the NSR Royalties made by THE ACQUIRER exceeds the 2.5% range of the audit results, THE ACQUIRER shall bear the costs thereof.

In any case, THE ACQUIRER shall pay THE TRANSFEROR – as an NSR Royalty payment – any shortfall determined by the audit, in which case the NSR Royalty payment settlements that had been subject to observations, will be amended in accordance to the

3

results of the audit. Upon completion of the audit and delivery of the results to THE ACQUIRER and THE TRANSFEROR, THE ACQUIRER shall pay, without any interests, any additional NSR Royalties that might have been determined by the audit. Such payment will be made by THE ACQUIRER within fifteen (15) calendar days of receipt of the audit.

However, if the audit determined that THE ACQUIRER paid NSR Royalties in excess of what is was really obliged to make, THE TRANSFEROR shall reimburse THE ACQUIRER the amount paid in excess by it (without interests) within fifteen (15) calendar days of receipt of the audit.

It is hereby expressly agreed that during the term in which the audit is being conducted, the term established in this annex for THE ACQUIRER to pay the NSR Royalties will not be suspended and, in this sense, THE ACQUIRER should continue compliance its payment obligation of the NSR Royalty when and as applicable

6.

Sales to an Affiliate of THE ACQUIRER: Any smelter or refinery owned or controlled by THE ACQUIRER or any Affiliate thereof and/or of the entities controlling THE ACQUIRER, without exception, shall be deemed to be a treatment smelter or refinery for purposes of calculation of the Net Smelter Returns.

Net Smelter Returns on Products acquired by such refinery or smelter shall be calculated and determined in accordance with customary treatment smelting and refining practices, as if sold to such smelter or refinery by third parties. However, the amount of such Net Smelter Returns shall not be less of what THE ACQUIRER would have received if the Products had been sold to a smelter or refinery owned by a third party different from THE ACQUIRER or from of an Affiliate of the latter.

7.

Prudent operations: The ores (even after undergoing some type of treatment) extracted and recovered from the PROPERTIES, may be commingled with ores (even after undergoing some type of treatment) with a similar composition extracted from other mining properties other than the PROPERTIES.

All determinations required for the calculation of the Net Smelter Returns, including, without limitation, the metal grade of ores extracted from the PROPERTIES, and the metal grade or amount of metal recovered from such ores, shall be made by THE ACQUIRER in accordance with prudent engineering, metallurgy and cost accounting practices.

*******************

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EXHIBIT C

Issuance of Consideration Shares

Name and Address	Number of Common Shares
Stacy De Melt 512 Mill Street Nelson, B.C. V1L 4S1	2,200,000
Leonard Raymond De Melt 810 Malecon Cisneros Miraflores Lima 18 Peru	1,580,000
Marlene Ore Lamilla 1989 Marine Drive, Apt. 407 North Vancouver, B.C. V7P 3G2	1,000,000
Quo Vadis United Ltd. Jasmine Court 35A Regent Street Belize City, Belize	1,000,000
Sarabjit Banwait 11084 Upper Canyon Road Delta, B.C. V4E 3L9	1,000,000
Jatinder Bal 102-1208 Nelson Street Vancouver, B.C. V6Z 2H2	1,000,000
Jean Sui 502 West 14th Street North Vancouver, B.C. V7M 1P9	1,000,000
Jose Rorigues Pizan 810 Malecon Cisneros Miraflores Lima 18 Peru	1,000,000
Banjamin Alejandro Nunez Montenez 810 Malecon Cisneros Miraflores Lima 18 Peru	100,000
Yevgeny Ore Lamilla 810 Malecon Cisneros Miraflores Lima 18 Peru	20,000
Juan Manuel Elescano Yupangui 810 Malecon Cisneros Miraflores Lima 18 Peru	50,000

5

Name and Address	Number of Common Shares
Manuel Saldana Varas 810 Malecon Cisneros Miraflores Lima 18 Peru	20,000
Alfonzo Alvarez Calderon Yrigoyen 810 Malecon Cisneros Miraflores Lima 18 Peru	20,000
Vanessa Contreras Mendoza 810 Malecon Cisneros Miraflores Lima 18 Peru	10,000
TOTAL:	10,000,000

6

EXHIBIT D

Investor Certificate

This Investor Certificate is being delivered in connection with the transactions contemplated in that certain Master Purchase Agreement (the “Agreement”) by and among Black Tusk Minerals Inc., a Nevada corporation (the “Company”), Black Tusk Minerals Peru SAC, a Peruvian corporation (“Black Tusk Peru”), and the other persons set forth on the signature pages thereto. Under the terms of the Agreement, the Undersigned will be issued common shares of the Company (the “Shares”) from time to time. The Undersigned understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws.

1.         The Undersigned understands and agrees that the Shares have not been and will not be registered under the 1933 Act, and the Shares are being offered and issued to the Undersigned in reliance upon an exemption from registration available under Section 4(2) of the 1933 Act, Rule 506 of Regulation D and/or Regulation S under the 1933 Act.

2.         The Undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the date of this Investor Certificate) to the Company (and acknowledges that the Company is relying thereon) that:

a.

the Undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Undersigned's purchase of the Shares;

b.

the Undersigned acknowledges that it is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

c.

the Undersigned represents and warrants that he, she or it is acquiring the Shares solely for the Undersigned's own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or “blue sky” laws, or pursuant to an exemption therefrom. The Undersigned also represents that the entire legal and beneficial interest of the Shares that he, she or it is purchasing is being purchased for, and will be held for, the Undersigned 's account only, and neither in whole nor in part for any other person or entity;

d.

he, she or it has access to and has reviewed the public filings of the Company available on EDGAR at www.sec.gov, and has received all information that the Undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Shares (the “Disclosure Documents”);

e.	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;
f.	there is no government or other insurance covering the Shares;
g.	there are risks associated with the purchase of the Shares;
h.

there are restrictions on the Undersigned’s ability to resell the Shares and it is the responsibility of the Undersigned to find out what those restrictions are and to comply with them before selling the Shares;

i.

the Undersigned has not received or been provided with a prospectus, offering memorandum or similar document and the decision to enter into the Agreement and to purchase the Shares has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Company or any other person except as set forth in the Disclosure Documents and the Undersigned’s decision is based entirely upon publicly available information concerning the Company;

j.

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Undersigned will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Undersigned’s Shares as may be required;

k.

the Shares are being issued to the Undersigned as consideration for the acquisition by the Company or its subsidiary, Black Tusk Peru, or both of them, of the Properties (as defined in the Agreement) or an interest in them;

l.

the Undersigned, if an individual, consents to: (i) the disclosure of personal information by the Company to the Securities and Exchange Commission (“SEC”), as required; (ii) the collection, use and disclosure of personal information by the SEC or any regulatory authority or stock exchange from time to time; and (iii) the filing of such other forms and documents as may be required to be filed with, and the disclosure of such personal information as may be required to be disclosed to, the SEC or any securities regulatory authority or any other stock exchange in connection with the transactions contemplated hereby;

m.

the Undersigned has carefully read the Disclosure Documents and the documents and materials submitted therewith, and the Company has made available to the Undersigned or Undersigned's advisors all information and documents requested by Undersigned relating to investment in the securities, and has provided answers to Undersigned’s satisfaction to all of Undersigned’s questions concerning the Company;

n.

there may be material tax consequences to the Undersigned of an acquisition or disposition of Shares. The Company gives no opinion and makes no representation with respect to the tax consequences to the Undersigned under United States, state, local or foreign tax law of the Undersigned's acquisition or disposition of such securities;

o.

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

2

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

p.

it is understood that the Company will instruct its transfer agent not to record any transfer of Shares without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act;

q.

the Undersigned consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and

r.

the Undersigned agrees that if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless the securities are sold in a transaction that does not require registration under the 1933 Act.

3.         PLEASE INDICATE EACH OF THE FOLLOWING THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING YOUR INITIALS ON THE APPROPRIATE LINE BELOW. (PLEASE CHECK ALL THAT APPLY TO YOU)

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INITIAL ONE:

_________

(a)          The Undersigned satisfies one or more of the criteria for an “accredited investor” (as defined in Rule 501(a) of Regulation D under the 1933 Act) set forth on Attachment 1 attached to this Questionnaire.

_________

(b)          The Undersigned does not satisfy any of the criteria for an “accredited investor” (as defined in Rule 501(a) of Regulation D under the 1933 Act) are set forth on Attachment 1 attached to this Questionnaire.

_________

(c)          The Undersigned is not a “U.S. Person,” as such term is defined by Rule 902 of Regulation S under the 1933 Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and was outside the United States at the time of execution and delivery of this Questionnaire; no offers to sell the Shares were made by any person to the Undersigned while the Undersigned was in the United States and the Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States. DO NOT CHECK THIS BOX IF YOU HAVE A U.S. ADDRESS OR ARE RESIDENT IN THE U.S.

The foregoing representations, warranties and covenants are made by the Undersigned with the intent that they be relied upon in determining its suitability as an acquirer of Shares at each date in which Shares are issued to the Undersigned. The Undersigned undertakes to notify the Company immediately at Black Tusk Minerals Inc., 408-1199 West Pender Street, Vancouver, BC V6E 2R1 (Attention: Gavin Roy), facsimile number _______________, of any change in any representation, warranty or other information relating to the Undersigned set forth herein.

(Signature)

(Please Print Name)

(Capacity)

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Attachment 1

to

Exhibit D

Categories for “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933 (the “Act”):

Category 1.	A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or
Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Act, whether acting in its individual or fiduciary capacity; or
Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
Category 4.	An insurance company as defined in Section 2(13) of the Act; or
Category 5.	An investment company registered under the Investment Company Act of 1940; or
Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or
Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisors Act of 1940; or
Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

Category 12.	A director, executive officer or general partner of the Company; or
Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

Category 14.

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

Category 16.	An entity in which all of the equity owners are accredited investors.

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